2018 First Quarter Management Report

May 8, 2018

Statements herein regarding the Company's future expected business performance and financial results are forward looking and are subject to events and circumstances of the future. Actual results could differ materially from those expressed in these forward-looking statements. Risks and uncertainties that could cause results to differ materially include risks associated with: customers' production volumes at Gainshare-covered facilities; continued adoption of the Company's solutions by new and existing customers; project milestones or delays and performance criteria achieved; the provision of technology and services prior to the execution of a final contract; the impact of ASC 606; development costs on our next generation products; and other risks set forth in PDF Solutions' periodic public filings with the Securities and Exchange Commission, including, without limitation, its Annual Reports on Form 10-K, most recently filed for the year ended December 31, 2017, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and amendments to such reports. The forward-looking statements made in the conference call are made as of the date hereof, and PDF Solutions does not assume any obligation to update such statements nor the reasons why actual results could differ materially from those projected in such statements.

Contents

- **2018 First Quarter GAAP Results**
  - Income Statement: Quarterly Trends
  - Revenue Results by Geography
  - Revenue Commentary
  - Balance Sheet & Commentary
  - Cash Flow & Commentary
- **2018 First Quarter Non-GAAP Results**
  - Reconciliation of GAAP to Non-GAAP Net Income
  - Reconciliation of GAAP to Non-GAAP Spending by Function
- **2018 Outlook**
- **Related Information**

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions' first quarter for fiscal year 2018 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management's current views of the Company's financial and operational performance and outlook and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast. The Company disclaims any duty to update this information for future events.

PDF/SOLUTIONS®

GAAP Income Statement – Quarterly Trend Through Q1 2018

in thousands (except share amounts, percent of revenue, and EPS)

P&L (GAAP)	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18
Design to Silicon Yield Solutions	18,578	20,574	18,552	19,458	19,698	16,500	19,229	19,010	18,190
Gain Share - Performance Incentive	6,503	6,114	8,707	8,975	4,591	7,789	7,288	7,766	6,547
Total Revenue	**25,081**	**26,688**	**27,259**	**28,433**	**24,289**	**24,289**	**26,517**	**26,776**	**24,737**
Cost of Sales	10,206	10,654	11,452	12,136	11,431	11,379	12,431	12,281	11,482
GROSS MARGIN	**14,875**	**16,034**	**15,807**	**16,297**	**12,858**	**12,910**	**14,086**	**14,495**	**13,255**
Gross Margin %	**59%**	**60%**	**58%**	**57%**	**53%**	**53%**	**53%**	**54%**	**54%**
OPERATING EXPENSES									
Research & Development	6,311	7,060	7,017	7,171	7,282	7,276	7,875	7,646	7,245
R&D % of Revenue	25%	26%	26%	25%	30%	30%	30%	29%	29%
Selling, General, & Administrative	5,124	5,094	5,548	6,290	5,899	6,195	5,680	5,909	6,375
SG&A % of Revenue	20%	19%	20%	22%	24%	26%	21%	22%	26%
Amortization of other acquired intangible assets	117	117	106	92	92	92	107	107	109
TOTAL OPERATING EXPENSES	**11,552**	**12,271**	**12,671**	**13,553**	**13,273**	**13,563**	**13,662**	**13,662**	**13,729**
OPERATING INCOME (LOSS)	**3,323**	**3,763**	**3,136**	**2,744**	**(415)**	**(653)**	**424**	**833**	**(474)**
Other (Income) / Expense, Net	236	51	101	(378)	230	(27)	104	(42)	331
PRE-TAX INCOME (LOSS)	**3,087**	**3,712**	**3,035**	**3,122**	**(645)**	**(626)**	**320**	**875**	**(805)**
Income Tax Provision (Benefit)	1,026	1,579	1,051	198	(1,162)	(815)	(270)	3,508	(381)
Net Income	**2,061**	**2,133**	**1,984**	**2,924**	**517**	**189**	**590**	**(2,634)**	**(424)**
GAAP EPS	**0.07**	**0.07**	**0.06**	**0.09**	**0.02**	**0.01**	**0.02**	**(0.08)**	**(0.01)**
Diluted Weighted Avg Shares (in millions)	**31.8**	**32.1**	**32.6**	**33.3**	**33.6**	**33.4**	**33.0**	**32.9**	**32.2**

PDF SOLUTIONS®

GAAP Revenue by Geography Q1 2018 & Comparable Quarters



Q118
15%
41%
44%
North America
Asia Pacific
EMEA



Q417
21%
35%
44%
North America
Asia Pacific
EMEA



Q117
15%
48%
37%
North America
Asia Pacific
EMEA

Q1 2018 CFO Commentary – Revenue

- The top ten customers represented 81% of total revenues in the first quarter of 2018. One of these customers contributed revenues 10% or greater.

- Solutions revenue consisted of 7 project-based engagements that contributed at least $100,000 of solutions revenue each in the first quarter of 2018.

- The total number of node-sites, defined as an individual fab and process node combination, contributing to Gainshare revenue, was 15 in the first quarter of 2018.

Q1 2018 CFO Commentary – ASC 606 Impact on Q1 2018 Revenue

- We adopted ASC 606 as of January 1st, 2018 under the modified retrospective method.
- The accounting under the new rules generally results in revenue recognized earlier than it would have been under the previous accounting guidance.
- The total effect of adoption is acceleration of $5.2 million of future revenues into pre-2018 periods and capitalization of $0.5 million of previously recognized costs to obtain customer contracts which, when combined, resulted in a $5.7 million increase to opening period retained earnings. We also recorded a $1.3 million increase in Deferred Tax Liabilities related to this increase in Retained Earnings as a result of the adoption.
- A result of the acceleration of the $5.2 million of future revenues noted above is that these revenue amounts are no longer available to be recognized in future periods, meaning that the portion of this revenue that was originally scheduled for fiscal 2018 was removed. Somewhat offsetting this reduction is acceleration under ASC 606 of revenue from new contracts booked during 2018.
- The net effect of these offsetting reductions and accelerations of revenues in Q1 2018 was approximately zero. This was offsetting effect was most prominent with regards to term-based software license revenue and perpetual software license revenue where approximately $300 thousand of reductions in term-based software license revenue were nearly offset in total by increases in perpetual software license revenue. All other ASC 606 adjustments to Q1 2018 revenues were immaterial.

PDF/SOLUTIONS®

GAAP Balance Sheet Trend – Quarterly Through Q1 2018

in thousands

ASSETS	31-Mar-16	30-Jun-16	30-Sep-16	31-Dec-16	31-Mar-17	30-Jun-17	30-Sep-17	31-Dec-17	31-Mar-18
Cash and short-term investments	$ 129,398	$ 122,222	$ 118,534	$ 116,787	$ 114,926	$ 109,007	$ 100,750	$ 101,267	$ 98,522
Accounts receivable -trade	19,948	19,369	25,550	27,348	27,366	33,005	32,226	35,355	35,366
Unbilled accounts receivable	9,376	15,417	18,474	20,809	22,722	21,024	20,728	22,209	23,070
Other current assets	3,479	4,729	5,163	5,335	6,741	8,813	6,579	5,069	10,254
Total current assets	162,200	161,737	167,721	170,279	171,755	171,849	160,284	163,900	167,212
Goodwill and intangibles	5,030	4,818	4,626	4,438	4,250	4,062	8,248	7,997	7,744
Deferred tax assets	14,761	14,201	14,135	15,640	16,201	15,815	18,522	16,348	15,896
Other non-current assets	7,564	9,496	9,413	12,631	14,615	12,262	11,312	10,544	9,752
Property plant and equipment	13,236	16,076	18,192	19,341	20,798	23,068	23,604	25,386	26,536
Total assets	**$ 202,791**	**$ 206,328**	**$ 214,087**	**$ 222,329**	**$ 227,619**	**$ 227,057**	**$ 221,970**	**$ 224,176**	**$ 227,140**
LIABILITIES									
Accounts payable	$ 2,016	$ 2,469	$ 947	$ 2,206	$ 2,436	$ 2,270	$ 2,608	$ 2,536	$ 3,188
Accrued Liabilities	6,141	8,074	8,268	8,039	6,902	7,938	7,886	9,120	7,473
Deferred revenues - current portion	6,471	6,052	8,472	8,277	9,977	9,322	7,912	7,981	8,474
Total current liabilities	14,629	16,595	17,687	18,523	19,314	19,530	18,407	19,637	19,135
Deferred taxes and other	2,932	2,922	3,515	5,003	5,049	5,427	5,266	6,171	5,946
Total liabilities	**17,561**	**19,517**	**21,202**	**23,526**	**24,363**	**24,957**	**23,673**	**25,808**	**25,081**
EQUITY									
Common stock and additional paid-in-capital	269,605	272,148	276,504	281,428	285,935	289,965	294,369	297,960	301,872
Treasury stock	(50,396)	(53,306)	(53,731)	(54,882)	(55,726)	(61,536)	(70,744)	(71,798)	(76,473)
Accumulated other comprehensive loss	(1,184)	(1,370)	(1,213)	(1,991)	(1,718)	(1,283)	(873)	(705)	(180)
Accumulated deficit	(32,794)	(30,661)	(28,676)	(25,752)	(25,235)	(25,046)	(24,455)	(27,089)	(23,160)
Total stockholders' equity	**185,231**	**186,811**	**192,884**	**198,803**	**203,257**	**202,100**	**198,297**	**198,368**	**202,059**
Total liabilities and stockholders' equity	**$ 202,791**	**$ 206,328**	**$ 214,087**	**$ 222,329**	**$ 227,619**	**$ 227,057**	**$ 221,970**	**$ 224,176**	**$ 227,140**

Q1 2018 – GAAP Balance Sheet Commentary

- Trade Accounts Receivable balance at the end of the quarter was $35.4 million, approximately the same when compared to the previous quarter. The Unbilled Accounts Receivable balance (current & long-term) was $30.8 million at the end of the quarter, approximately the same when compared to the previous quarter. Additionally, under ASC 606, $3.7 million has been reclassified from Unbilled AR to Contract Assets and recorded as Other Current Assets.

- Of the $30.8 million of Unbilled Accounts Receivable at the end of the quarter, we expect approximately $23.1 million to be billed in the next twelve months of which more than 39% will be billed during Q2 2018. Included in the $30.8 million of Unbilled AR is approximately an incremental $1.5 million related to adoption of ASC 606 methodology for Gainshare revenue recognition.

- Of the $35.4 million of Trade Receivables, $12.9 million, or 36%, was aged more than 30 days. Since the end of the quarter, $11.0 million of Trade Receivables has been collected as of the date of this report.

PDF SOLUTIONS®

GAAP Cash Flow – Quarterly Trend Through Q1 2018

in thousands	**03/31/16**	**06/30/16**	**09/30/16**	**12/31/16**	**03/31/17**	**06/30/17**	**09/30/17**	**12/31/17**	**03/31/18**
Operating activities:									
Net income (loss)	2,061	2,133	1,984	2,925	517	189	591	(2,634)	(424)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:									
Impairment on goodwill and intangible assets									
Depreciation and amortization	765	859	960	1,000	1,091	1,195	1,263	1,240	1,261
Stock-based compensation	2,666	2,291	2,978	3,067	2,882	2,906	2,948	3,074	2,856
Amortization of acquired intangible assets	213	212	192	189	188	188	242	251	253
Losses on disposal of assets	107	-	-	-	-	5	-	1	3
Deferred taxes	459	564	60	(867)	(580)	387	(3,321)	3,010	117
Provisions (reversal) on losses on accounts receivable	53	(152)	-	-	-	124	-	50	0
Unrealized loss (gain) on foreign currency forward contract	(23)	(11)	(20)	6	92	(59)	(39)	(21)	58
Changes in operating assets and liabilities:									
Accounts receivable	4,062	(5,311)	(9,237)	(4,134)	(1,931)	(4,065)	1,075	(4,660)	639
Prepaid expenses and other assets	(5,739)	(3,169)	(342)	(3,428)	(3,372)	314	3,247	2,288	(3,836)
Accounts payable	250	360	(577)	52	476	375	760	352	1,097
Accrued compensation and related benefits	(564)	910	(69)	901	(1,040)	817	(498)	970	(1,278)
Accrued and other liabilities	(833)	610	362	(370)	(587)	(158)	521	296	(532)
Deferred revenue	1,674	(727)	3,012	813	1,734	(1,008)	(1,408)	356	3,038
Billings in excess of recognized revenue	(1,153)	198	(239)	15	112	189	(101)	(288)	-
Net cash provided by (used in) operating activities	**3,998**	**(1,233)**	**(936)**	**169**	**(418)**	**1,399**	**5,280**	**4,285**	**3,252**
Investing activities:									
Proceeds from the sales of property and equipment	-	-	-	-	-	-	-	-	2
Purchases of property and equipment	(1,780)	(3,271)	(3,809)	(2,422)	(2,313)	(2,651)	(1,978)	(3,313)	(2,449)
Acquisition of business, net of cash acquired	-	-	-	-	-	-	(3,841)	-	-
Net cash provided by (used in) investing activities	**(1,780)**	**(3,271)**	**(3,809)**	**(2,422)**	**(2,313)**	**(2,651)**	**(5,819)**	**(3,313)**	**(2,447)**
Financing activities:									
Proceeds from exercise of stock options	182	270	680	1,840	717	1,091	496	518	39
Proceeds from employee stock purchase plan	777	1	780	-	909	-	956	-	1,007
Stock repurchases	-	(1,843)	(339)	-	-	(4,770)	(8,648)	-	(4,123)
Purchase of company stock for employee tax settlement	(9)	(1,066)	(86)	(1,156)	(844)	(1,035)	(560)	(1,055)	(556)
Net cash provided by (used in) financing activities	**950**	**(2,638)**	**1,035**	**684**	**782**	**(4,714)**	**(7,756)**	**(537)**	**(3,633)**
Effect of exchange rate changes on cash and cash equivalents	72	(34)	21	(178)	88	46	39	82	83
Net increase (decrease) in cash and cash equivalents	**3,240**	**(7,176)**	**(3,689)**	**(1,747)**	**(1,861)**	**(5,920)**	**(8,256)**	**517**	**(2,745)**
Cash and cash equivalents, beginning of period	126,158	129,398	122,222	118,533	116,786	114,925	109,005	100,749	101,266
Cash and cash equivalents, end of period	**129,398**	**122,222**	**118,533**	**116,786**	**114,925**	**109,005**	**100,749**	**101,266**	**98,521**

PDF/SOLUTIONS®

Q1 2018 – GAAP Cash Flow Commentary

- During the quarter the Company purchased approximately $2.4 million of fixed assets, primarily related to our DFI solution.

- Cash provided by operations during the quarter was approximately $3.3 million.

- During the quarter, the Company spent $4.1 million on repurchasing 338 thousand shares of common stock on the open market as part of our Stock Repurchase Program. The Company also spent $0.6 million to purchase 36 thousand shares to cover employee taxes on restricted stock grants released.

PDF SOLUTIONS®

Non-GAAP Presentation

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), the Company also provides certain non-GAAP financial measures. Non-GAAP net income excludes the effects of non-recurring items (including severance payments), stock-based compensation expenses, amortization of acquired technology and other acquired intangible assets, and their related income tax effects, as applicable, as well as adjusts for the non-cash portion of income taxes. EBITDAR is calculated by taking GAAP net income, adding back the effects of non-recurring items, stock-based compensation expenses, amortization of acquired technology and other acquired intangibles, depreciation expense and income tax provision (benefit). These non-GAAP financial measures are used by management internally to measure the Company's profitability and performance. PDF Solutions' management believes that these non-GAAP measures provide useful supplemental measures to investors regarding the Company's ongoing operations in light of the fact that none of these categories of expense has a current effect on the future uses of cash (with the exception of certain non-recurring items) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may be different from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Management uses these non-GAAP financial measures internally to measure profitability and performance; these non-GAAP measures are presented here to give investors an opportunity to see the Company's financial results as viewed by management. A detailed reconciliation of the adjustments made to comparable GAAP measures is included herein.

PDF/SOLUTIONS®

Reconciliation of GAAP to Non-GAAP Net Income

in thousands (except for shares and per share amounts)

	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18
GAAP net income	$ 2,061	$ 2,133	$ 1,984	$ 2,925	$ 517	$ 189	$ 590	$ (2,634)	$ (424)
Adjustments to reconcile GAAP net income to non-GAAP net income:									
Stock-based compensation expense	2,666	2,292	2,977	3,067	2,884	2,904	2,949	3,073	2,856
Amortization of acquired technology	96	96	86	96	96	96	136	144	144
Amortization of other acquired intangible assets	117	117	106	92	92	92	107	107	109
Non-recurring severance payments	-	-	-	-	-	-	370	30	283
Tax Adjustments	299	610	236	(587)	(995)	(629)	(590)	3,444	(747)
Non-GAAP net income	$ 5,239	$ 5,248	$ 5,389	$ 5,593	$ 2,594	$ 2,652	$ 3,562	$ 4,164	$ 2,220
GAAP net income per diluted share	$ 0.07	$ 0.07	$ 0.06	$ 0.09	$ 0.02	$ 0.01	$ 0.02	$ (0.08)	$ (0.01)
Non-GAAP net income per diluted share	$ 0.16	$ 0.16	$ 0.17	$ 0.17	$ 0.08	$ 0.08	$ 0.11	$ 0.13	$ 0.07
Shares used in diluted shares calculation (in millions)	31.8	32.1	32.6	33.3	33.6	33.4	33.0	32.9	32.6

PDF SOLUTIONS®

Reconciliation of GAAP to Non-GAAP Spending by Function

in thousands

	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18
Cost of Sales - GAAP	10,206	10,654	11,452	12,136	11,431	11,379	12,431	12,281	11,482
Adjustments to reconcile GAAP Cost of Sales to non-GAAP Cost of Sales:									
Stock-based compensation expense	(1,085)	(956)	(1,191)	(1,195)	(1,191)	(1,070)	(1,184)	(1,162)	(1,013)
Amortization of acquired technology	(96)	(96)	(86)	(96)	(96)	(96)	(136)	(144)	(144)
Non-recurring severance payments	-	-	-	-	-	-	(151)	-	(209)
Cost of Sales - Non-GAAP	9,026	9,602	10,174	10,845	10,144	10,214	10,961	10,976	10,116
Research & Development - GAAP	6,311	7,060	7,017	7,171	7,282	7,276	7,875	7,646	7,245
Adjustments to reconcile GAAP R&D to non-GAAP R&D:									
Stock-based compensation expense	(706)	(651)	(894)	(836)	(834)	(848)	(877)	(959)	(879)
Non-recurring severance payments	-	-	-	-	-	-	(150)	(17)	(74)
Research & Development - Non-GAAP	5,605	6,409	6,123	6,335	6,448	6,428	6,848	6,670	6,292
Selling, General, & Administrative - GAAP	5,124	5,094	5,548	6,290	5,899	6,195	5,680	5,909	6,375
Adjustments to reconcile GAAP SG&A to non-GAAP SG&A:									
Stock-based compensation expense	(876)	(684)	(892)	(1,036)	(858)	(987)	(888)	(952)	(963)
Non-recurring severance payments	-	-	-	-	-	-	(70)	(13)	-
Selling, General, & Administrative - Non-GAAP	4,248	4,410	4,656	5,254	5,041	5,208	4,722	4,944	5,412

PDF SOLUTIONS®

2018 – Outlook

- Excluding the impact of ASC 606, we expect total revenues to be flat when compared to 2017 with growth in DFI and Exensio revenues being offset by declines in our yield-ramp business.

- On an ASC 606 basis, we expect 2018 total revenues to be approximately $2 to $3 million lower than they would have been under the 2017 accounting methodology (ASC 605).

- Overall, as a result of our cost reduction initiatives, we expect total spending on a non-GAAP basis to be down by 5% or more (after increasing some strategic investments) as compared to 2017.

- We expect our GAAP and non-GAAP tax provision rate (after discrete items) to be at 18.5% for the year.